UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2019

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 21, 2019, CytoDyn Inc. (the “Company”), issued in private placements to accredited investors an aggregate of 1,000 shares of its Series C Convertible Preferred Stock, par value $0.001 per share, with an initial stated value of $1,000 per share (the “Series C Preferred Stock”), together with warrants to purchase an aggregate of up to 2,500,000 shares of its common stock, par value $0.001 (“Common Stock”) per share, with an initial exercise price of $0.30 per share (the “Series C Warrants”) for aggregate gross proceeds to the Company of approximately $1.0 million (the “Series C Offering”).

The shares of Series C Preferred Stock are convertible into shares of Common Stock at an initial conversion price of $0.50 per share (the “Conversion Price”) and will carry dividends at a rate of 10% per annum (subject to adjustment as provided in the Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series C Convertible Preferred Stock (the “Series C Certificate of Designation”)) and have the preferences, rights and limitations set forth in the Series C Certificate of Designation, as previously reported in the Current Report on Form 8-K filed March 20, 2019, which is incorporated herein by reference. The Series C Warrants have a five-year term and are immediately exercisable. Pursuant to the subscription agreements entered into with each of the investors (the “Subscription Agreements”), the Company has agreed to use commercially reasonable efforts to prepare and file with the United States Securities and Exchange Commission within 120 days following the closing of the Series C Offering, but not later than January 31, 2020, a registration statement under the Securities Act of 1933, as amended, covering the resale of all of the Common Stock received by the investors upon the conversion of the Series C Preferred Stock and the exercise of the Series C Warrants.

The representations, warranties and covenants contained in the Subscription Agreements were made solely for the benefit of the parties to the Subscription Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Subscription Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the form of the Subscription Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Subscription Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The shares of Series C Preferred Stock and the Series C Warrants were offered and sold in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D. Each investor has represented that it is an accredited investor, as defined in Regulation D, and has acquired the securities for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof. The securities were not issued through any general solicitation or advertisement.

The forms of the Series C Warrant and the Subscription Agreement are attached hereto as Exhibit 4.1 and Exhibit 10.1, respectively. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

As a fee to a prior placement agent, the Company has agreed to pay a cash fee of $90,000, which is equal to 9% of the gross proceeds received from investors in the Series C Offering who were first introduced to the Company by the prior placement agent in a prior offering.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 with respect to the Series C Preferred Stock and the Series C Warrants is incorporated herein by reference.

In addition, between September 24, 2019 and October 14, 2019, the Company received redemption notices from the holder of the Company’s convertible note issued on June 26, 2018 requesting the redemption of an aggregate of $350,000 of the outstanding balance thereof. In satisfaction of the redemption notices, the Company issued 1,206,335 shares of Common Stock to the note holder in accordance with the terms of the convertible note. Following the redemptions, the outstanding balance of the convertible note, including accrued but unpaid interest, was approximately $3.3 million. The Company relied upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, and upon similar exemptions under applicable state laws, in connection with these redemptions.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure in Item 5.03 with respect to the Certificate of Amendment (as defined below) is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2019, the Company filed a Certificate of Amendment to the Series C Certificate of Designation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to increase the authorized number of shares of Series C Preferred Stock that may be issued from 5,000 to 20,000. The Certificate of Amendment was approved by the Company’s board of directors and a majority in interest of the outstanding shares Series C Preferred Stock. No approval of the holders of the Company’s Common Stock was required to effectuate the amendment. Other than the amendment described above, the terms of the Series C Preferred Stock remain the same.

The foregoing summary of the terms of the Certificate of Amendment is subject to, and qualified in its entirety by, such document, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series C Convertible Preferred Stock.

4.1	Form of Series C Warrant Agreement.

10.1	Form of Subscription Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

October 22, 2019	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer